ACCOUNTING STANDARDS AND BASIS OF PREPARATION - Cash and Cash Equivalents (Detail) - ARS ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
ACCOUNTING STANDARDS AND BASIS OF PREPARATION
Cash and due from banks	$ 26,403,099	$ 51,822,372	$ 25,205,323
Debt securities at fair value through profit or loss	568,501	19,434,329	21,910,236
Money market funds	964,884	1,008,466	1,546,426
Cash and cash equivalents	$ 27,936,484	$ 72,265,167	$ 48,661,985